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                            FIRST AMENDMENT TO THE

                            STOCK PURCHASE WARRANT

                            WITH PETRA CAPITAL, LLC


     THIS FIRST AMENDMENT TO THE STOCK PURCHASE WARRANT WITH PETRA CAPITAL, LLC (this "Amendment") is dated and effective as of September 6, 1996.

     WHEREAS, TALX Corporation (the "Company") and Petra Capital, LLC (the "Holder") are parties to the Stock Purchase Warrant (the "Warrant") dated June 28, 1996, to which they desire to make certain amendments, as further described herein;

     NOW, THEREFOR, in consideration of the foregoing recital and the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree for themselves, their successors and assigns, as follows:

     1. Section 1(b) of the Warrant shall be deleted and the following substituted therefor:

          (b) The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." This Warrant shall be exercisable at any time and from time to time during the period beginning as of the date 18 months following the effective date of the Company's initial public offering and ending on June 28, 2006; provided, however, that if the effective date of the Company's initial public offering does not occur on or prior to March 1, 1997, this Warrant shall be exercisable at any time and from time to time during the period beginning as of March 1, 1997 and ending on June 28, 2006.

     2. This Amendment is limited as specified and shall not constitute a modification of any other provision of the Warrant. Except as expressly amended hereby, the Warrant shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Warrant, "herein," "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Warrant after the amendment by this Amendment.

     3. This Amendment may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
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       IN WITNESS WHEREOF, the Company and Petra Capital, LLC, hereby approve the Amendment as of the day and year first written above.


                              TALX CORPORATION, a Missouri
                              corporation

                              By:_________________________________
                                 Name:____________________________
                                 Title:_____________________________



                              Attest:_______________________________
                                 Name:____________________________
                                 Title:_____________________________


                                 [CORPORATE SEAL]



                              PETRA CAPITAL, LLC, a Georgia limited
                              liability company

                              By: Petra Capital Management, LLC,
                                   Manager


                                  By:____________________________
                                      Name:_______________________
                                      Title:________________________